Exhibit 10.1

THIRD AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

This Third Amendment (this “Amendment”), dated February 21, 2018, to be effective March 1, 2018, amends that certain Executive Employment Agreement dated March 1, 2013, as amended on April 30, 2013 and January 20, 2015 (the “Agreement”), by and between HMS Holdings Corp. (the “Company”) and William C. Lucia (the “Executive”).

1.            TERMS.

Capitalized terms used in this Amendment and not defined below shall have the meanings given to such terms in the Agreement. References to sections are references to sections of the Agreement and not of this Amendment.

2.            EFFECT OF AMENDMENT.

This Amendment amends the Agreement solely to the extent expressly provided below as of the commencement of the Agreement Term (as such term is amended herein). In all other respects, the Agreement continues in full force and effect and is ratified in all respects. Any references in the Agreement to the “Agreement” will be deemed to mean the Agreement as amended by this Amendment.

3.            AMENDMENT TO SECTION 2 (TERM OF AGREEMENT).

Section 2 of the Agreement is hereby amended to replace “March 1, 2015” with “March 1, 2018” and “February 28, 2018” with “February 28, 2021” in all instances.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by an officer pursuant to the authority of its Board, and the Executive has executed this Amendment, as of the day and year first written above.

HMS HOLDINGS CORP.

By:	/s/ Jeffrey S. Sherman
Name:	Jeffrey S. Sherman
Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXECUTIVE

/s/ William C. Lucia
William C. Lucia

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